                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2002


                       MICHIGAN COMMUNITY BANCORP LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-25079                                         38-3390193
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                43850 SCHOENHERR
                           STERLING HEIGHTS, MI 48313
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (586) 532-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 11, 2002, the Registrant filed a Form 8-K reporting that on October 8, 2002, the Registrant was notified by Plante & Moran of its decision to resign as the Registrant's independent public accountants.

         On December 5, 2002, the Registrant signed an engagement letter with Rehmann Robson to provide audit services to the Registrant for the fiscal year ending December 31, 2002. The Registrant expects to seek shareholder ratification of the appointment of Rehmann Robson at its 2003 Annual Meeting of Shareholders.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MICHIGAN COMMUNITY BANCORP LIMITED



                                            By:       /s/ J. William Sumner
                                                      --------------------------
                                                      J. William Sumner
                                                      Chief Executive Officer